Exhibit 99.1
_
Investor Contact:          Kurt Harrington 703.312.9647 or kharrington@fbr.com
Media Contacts:            Bob Leahy 703.312.9745 or bleahy@fbr.com or
                           Bill Dixon 703.469.1092 or bdixon@fbr.com

      Friedman, Billings, Ramsey Group Reports Fourth Quarter 2002 Results
     Net Income of $10.1 million, or $0.22 per Share (Basic) for the Quarter Company Reports Annual Net Income of $52.4 Million, or $1.14 per Share (Basic)

ARLINGTON, Va., January 29, 2002 - Friedman, Billings, Ramsey Group, Inc. (NYSE:
FBR) today reported net income after tax of $10.1 million, or $0.22 (basic), $0.21 (diluted) per share on revenues of $58.9 million, for the quarter ended December 31, 2002, compared to net income before extraordinary gain of $9.6 million, or $0.21 (basic and diluted) per share on revenues of $61.4 million in the fourth quarter of 2001. The company fully utilized its operating loss carry forwards and began recording income tax expense during the second half of 2002; pre-tax net income for the fourth quarter 2002 was $10.8 million, compared to $7.8 million before extraordinary gain for the fourth quarter of 2001.

These results do not include any impact from the planned re-deployment of $70 million of excess capital into a leveraged mortgage backed security (MBS) investment strategy that the company began to implement at the end of the fourth quarter. The company closed on the first tranche of MBS purchases this week with the purchase of $350 million of MBS, utilizing $35 million of re-deployed equity capital.

For the full year 2002, FBR reported net income before extraordinary gain of $52.4 million or $1.14 (basic), $1.08 (diluted) per share, on revenues of $268.2 million, compared to a net loss before extraordinary gain of $(13.9) million or $(0.29) (basic and diluted) per share on revenues of $160.8 million the previous year.

"FBR's record annual results were driven by continued revenue growth across investment banking, institutional brokerage and asset management," said Emanuel
J. Friedman, Chairman and Co-CEO. "For full year 2002 revenue growth was 67% compared to 2001, including revenue growth of 73% in investment banking, 18% in institutional brokerage and 264% in asset management. We continue to actively hire senior producers across our business."

"We are gratified with our 2002 results which confirm the success of our continued expansion, and which run counter to the performance of many in our industry," said Vice Chairman and Co-CEO Eric F. Billings. "FBR remains strongly positioned to grow revenues, offering innovative capital solutions and independent research views. The combination of over $269 million in equity (including employee stock purchase loans) with virtually no leverage, prudent hiring and cost discipline allow us to achieve good cash returns on our equity capital, even in a difficult market- as evidenced by our return on average equity for the year of 25%."

For the quarter, total revenues of $58.9 million comprised $24.3 million for investment banking, $14.7 million in institutional brokerage, $18.0 million in asset management and $1.9 million in interest and dividends.

In investment banking, FBR continued to be a top ranked lead-managing equity underwriter in 2002. FBR ranked #1 among major underwriters for the 1 and 5 year periods ended December 31, 2002 in aftermarket performance of its lead-managed public transactions (lead managers of more than 10 transactions for the one year period and 25 transactions for the five year period across all industries and all capitalizations, according to CommScan Equidesk).

Also, for 2002, FBR ranked 8th (by dollar volume raised) as a lead manager of IPOs and secondaries across all industries for issuers with market caps below $1 billion and 12th for all issuers regardless of market capitalization (20 deals, $1.9 billion raised), according to CommScan Equidesk.

In institutional brokerage, FBR continued to expand its research, institutional sales and trading capabilities, hiring 7 research analysts, 5 institutional brokers and 2 traders during the quarter.

In its asset management business, at December 31, 2002, FBR had approximately $2.7 billion in gross assets under management, excluding FBR Asset Investment Corp. (NYSE: FB). Of FBR's four equity mutual funds with track records of more than one year, three have 5 star ratings and one has a 4 star rating from Morningstar.*

Shareholders' equity and basic book value calculations as of December 31, 2002 exclude $24.2 million and 4 million shares relating to the Employee Stock Purchase and Loan Program that was implemented during 2001. Assuming repayment of these loans as of December 31, 2002, shareholders' equity would be $269.3 million and book value per share would be $5.34. FBR had 46.5 million common shares outstanding, shareholders' equity of $245.1 million, and book value per share of $5.28 as of December 31, 2002, compared with 45.6 million common shares outstanding, shareholders' equity of $185.3 million and book value per share of $4.06 as of December 31, 2001. Total assets as of December 31, 2002 were $406.2 million, including net cash and liquid assets of $111.9 million (net of short-term debt of $9.6 million).

Friedman, Billings, Ramsey Group, Inc., headquartered in Arlington, Va., is a financial holding company for businesses that provide investment banking, institutional brokerage, specialized asset management, and private client services. FBR focuses capital and financial expertise on six industry sectors: financial services, real estate, technology, energy, healthcare, and diversified industries. FBR also has offices in Atlanta, Bethesda, Boston, Charlotte, Chicago, Cleveland, Dallas, Denver, Irvine, London, New York, Portland, San Francisco, Seattle, and Vienna. Bank products and services are offered by FBR National Bank & Trust, member FDIC and an Equal Housing Lender. For more information, see http://www.fbr.com.

A live webcast of FBR's  conference  call will be  available at 9 a.m.  (Eastern
Time) via http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR. Replays of the webcast will be available afterward.

Financial data follows.



FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(Unaudited)
                                                                                              Quarter ended
                                                                                              December 31,

                                                                   2002               %           2001               %
                                                               --------------  -------------  --------------  -------------

REVENUES:
Investment banking                                                  $ 24,321          41.3%        $ 29,356          47.8%
Institutional brokerage                                               14,683          24.9%          19,440          31.7%
Asset management
  Base fees                                                            8,119          13.8%           5,810           9.4%
  Incentive and investment income                                      9,765          16.6%           7,509          12.2%
  Technology sector investment and incentive income (loss)               111           0.2%          (2,722)         -4.4%
Interest, dividends and other                                          1,868           3.2%           2,008           3.3%
                                                               --------------  -------------  --------------  -------------
            Total revenues                                            58,867         100.0%          61,401         100.0%
                                                               --------------  -------------  --------------  -------------

EXPENSES:
Compensation and benefits                                             31,617          53.7%          34,829          56.7%
Business development and professional services                         7,545          12.8%           7,709          12.5%
Interest                                                                 665           1.1%             346           0.6%
Other                                                                  8,259          14.0%          10,720          17.5%
                                                               --------------  -------------  --------------  -------------

            Total expenses                                            48,086          81.6%          53,604          87.3%
                                                               --------------  -------------  --------------  -------------
            Net income before income taxes and
            extraordinary gain                                        10,781          18.4%           7,797          12.7%

Income tax provision (benefit)                                           692           1.2%          (1,760)         -2.9%
                                                               --------------  -------------  --------------  -------------

            Net income before extraordinary gain                      10,089          17.2%           9,557          15.6%

            Extraordinary gain                                             -           0.0%           1,148           1.9%
                                                               --------------  -------------  --------------  -------------

            Net income                                              $ 10,089          17.2%        $ 10,705          17.5%
                                                               ==============  =============  ==============  =============

Basic earnings per share before extraordinary gain                    $ 0.22                         $ 0.21
                                                               ==============                 ==============
Diluted earnings per share before extraordinary gain                  $ 0.21                         $ 0.21
                                                               ==============                 ==============

Basic earnings per share                                              $ 0.22                         $ 0.24
                                                               ==============                 ==============
Diluted earnings per share                                            $ 0.21                         $ 0.24
                                                               ==============                 ==============

Weighted average shares  - basic                                      46,403                         45,517
                                                               ==============                 ==============
Weighted average shares  - diluted                                    49,089                         45,531
                                                               ==============                 ==============




FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

                                                                                              Year ended
                                                                                              December 31,

                                                                   2002               %           2001               %
                                                               --------------  -------------  --------------  -------------
REVENUES:
Investment banking                                                  $143,876          53.6%        $ 83,149          51.7%
Institutional brokerage                                               63,184          23.6%          53,414          33.2%
Asset management
  Base fees                                                           28,956          10.8%          19,744          12.3%
  Incentive and investment income                                     30,534          11.4%          13,160           8.2%
  Technology sector investment and incentive loss                     (5,622)         -2.1%         (18,100)        -11.3%
Interest, dividends and other                                          7,275           2.7%           9,422           5.9%
                                                               --------------  -------------  --------------  -------------

            Total revenues                                           268,203         100.0%         160,789         100.0%
                                                               --------------  -------------  --------------  -------------

EXPENSES:
Compensation and benefits                                            147,072          54.8%         108,112          67.2%
Business development and professional services                        30,589          11.4%          28,879          18.0%
Interest                                                               2,073           0.8%           1,083           0.7%
Other                                                                 33,028          12.3%          38,337          23.8%
                                                               --------------  -------------  --------------  -------------

            Total expenses                                           212,762          79.3%         176,411         109.7%
                                                               --------------  -------------- --------------  -------------

            Net income (loss) before income taxes
            and extraordinary gain                                    55,441          20.7%         (15,622)         -9.7%

Income tax provision (benefit)                                         3,035           1.1%          (1,760)         -1.1%
                                                               --------------  -------------  --------------  -------------

            Net income (loss) before extraordinary gain               52,406          19.6%         (13,862)         -8.6%

            Extraordinary gain                                         1,413           0.5%           1,148           0.7%
            Income tax provision on extraordinary gain                   536           0.2%               -           0.0%
                                                               --------------  -------------  --------------  -------------

            Net income (loss)                                       $ 53,283          19.9%       $ (12,714)         -7.9%
                                                               ==============  =============  ==============  =============

Basic earnings (loss) per share before extraordinary gain             $ 1.14                        $ (0.29)
                                                               ==============                 ==============
Diluted earnings (loss) per share before extraordinary gain           $ 1.08                        $ (0.29)
                                                               ==============                 ==============

Basic earnings (loss) per share                                       $ 1.16                        $ (0.27)
                                                               ==============                 ==============
Diluted earnings (loss) per share                                     $ 1.10                        $ (0.27)
                                                               ==============                 ==============

Weighted average shares  - basic                                      46,098                         47,466
                                                               ==============                 ==============
Weighted average shares  - diluted                                    48,442                         47,466
                                                               ==============                 ==============



FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement -Operating Results (unaudited)
(Dollars in thousands, except per share data)




                                                           YTD 2002         Q-4 02         Q-3 02          Q-2 02          Q-1 02
                                                         -------------- --------------- --------------  -------------- -------------

Revenues
Investment banking:
  Underwriting                                             $ 76,556         $ 8,890       $ 30,108        $ 25,248        $ 12,310
  Corporate finance                                          58,595          11,119         26,175           9,827          11,474
  Investment gains                                            8,725           4,312          2,627           1,595             191
Institutional brokerage:
  Principal transactions                                     27,512           6,339          5,743           8,372           7,058
  Agency commissions                                         35,672           8,344          8,629           9,954           8,745
Asset management:
  Base management fees                                       28,956           8,119          7,208           7,633           5,996
  Incentive income                                           14,258           5,291          4,282           2,902           1,783
  Net investment income loss                                 16,276           4,474         (2,737)          8,517           6,022
  Technology sector investment and incentive loss            (5,622)            111         (2,202)         (2,432)         (1,099)
Interest, dividends and other                                 7,275           1,868          1,879           1,638           1,890
                                                         -------------- --------------- --------------  -------------- -------------
     Total revenues                                         268,203          58,867         81,712          73,254          54,370
                                                         -------------- --------------- --------------  -------------- -------------

Expenses
Compensation and benefits                                   147,072          31,617         45,725          38,411          31,319
Business development & professional services                 30,589           7,545          8,650           7,982           6,412
Clearing and brokerage fees                                   5,353           1,467          1,443           1,817             626
Occupancy & equipment                                         8,838           2,274          2,309           2,046           2,209
Communications                                                8,185           1,910          2,009           2,187           2,079
Interest expense                                              2,073             665            608             430             370
Other operating expenses                                     10,652           2,608          2,976           2,602           2,466
                                                         -------------- --------------- --------------  -------------- -------------
     Total expenses                                         212,762          48,086         63,720          55,475          45,481
                                                         -------------- --------------- --------------  -------------- -------------

Net income before taxes and extraordinary gain               55,441          10,781         17,992          17,779           8,889
                                                         -------------- --------------- --------------  -------------- -------------

Income tax provision                                          3,035             692          2,343               -               -

Net income before extraordinary gain                       $ 52,406        $ 10,089       $ 15,649        $ 17,779         $ 8,889
                                                         ============== =============== ==============  ============== =============

Extraordinary gain                                            1,413               -              -               -           1,413
Income tax provision on extraordinary gain                      536               -            536               -               -

Net income                                                 $ 53,283        $ 10,089       $ 15,113        $ 17,779        $ 10,302
                                                         ============== =============== ==============  ============== =============

Net income before taxes and extraordinary gain
    as a percentage of revenue                                20.7%           18.3%          22.0%           24.3%           16.3%

ROE (annualized)                                              24.8%           16.8%          26.7%           34.4%           21.7%

Total shareholders' equity                                $ 245,165        $245,165       $234,625        $218,368        $194,590

Basic earnings per share                                     $ 1.16          $ 0.22         $ 0.33          $ 0.39          $ 0.23
Diluted earnings per share                                   $ 1.10          $ 0.21         $ 0.31          $ 0.36          $ 0.22

Ending shares outstanding (in thousands)                     46,456          46,456         46,396          46,339          45,751

Book value per share                                         $ 5.28          $ 5.28         $ 5.06          $ 4.71          $ 4.25

Gross assets under management (in millions)
Managed accounts                                           $6,538.0       $ 6,538.0      $ 7,356.0       $ 4,152.3       $ 2,757.7
Hedge & offshore funds                                        247.0           247.0          232.3           216.0           209.2
Mutual funds                                                1,188.5         1,188.5        1,071.2         1,313.4         1,270.4
Private equity funds                                           34.7            34.7           41.7            46.1            46.4
Technology sector funds                                        63.8            63.8           54.0            56.6            60.4
                                                         -------------- --------------- --------------  -------------- -------------
     Total                                                 $8,072.0       $ 8,072.0      $ 8,755.2       $ 5,784.4       $ 4,344.1
                                                         ============== =============== ==============  ============== =============

Net assets under management (in millions)
Managed accounts                                            $ 871.5         $ 871.5        $ 849.7         $ 748.5         $ 394.5
Hedge & offshore funds                                        162.4           162.4          162.9           188.5           157.7
Mutual funds                                                1,173.3         1,173.3        1,064.4         1,297.7         1,214.1
Private equity funds                                           30.9            30.9           40.1            45.5            45.5
Technology sector funds                                        48.2            48.2           48.6            52.3            55.8
                                                         -------------- --------------- --------------  -------------- -------------
     Total                                                 $2,286.3       $ 2,286.3      $ 2,165.7       $ 2,332.5       $ 1,867.6
                                                         ============== =============== ==============  ============== =============

Productive assets under management (in millions)
Managed accounts                                           $6,538.0       $ 6,538.0      $ 7,356.0       $ 4,152.3       $ 2,757.7
Hedge & offshore funds                                        162.4           162.4          162.9           188.5           157.7
Mutual funds                                                1,173.3         1,173.3        1,064.4         1,297.7         1,214.1
Private equity funds                                           91.2            91.2           92.5            94.8            95.3
Technology sector funds                                       249.0           249.0          248.5           248.1           249.3
                                                         -------------- --------------- --------------  -------------- -------------
     Total                                                 $8,213.9       $ 8,213.9      $ 8,924.3       $ 5,981.4       $ 4,474.1
                                                         ============== =============== ==============  ============== =============

Employee count                                                  481             481            464             445             441
                                                         ============== =============== ==============  ============== =============


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
Financial & Statistical Supplement -Operating Results (unaudited)
(Dollars in thousands, except per share data)


                                                        YTD 2001   Q-4 01   Q-3 01    Q-2 01   Q-1 01
                                                        ---------------------------- ------------------
Revenues
Investment banking:
  Underwriting                                          $ 47,853  $ 20,928  $ 9,857   $ 9,414  $ 7,654
  Corporate finance                                       28,534     7,080    1,153    18,057    2,244
  Investment gains                                         6,762     1,348       74     5,340        -
Institutional brokerage:
  Principal transactions                                  26,330    10,817    4,158     5,383    5,972
  Agency commissions                                      27,084     8,623    5,934     5,962    6,565
Asset management:
  Base management fees                                    19,744     5,810    5,836     5,191    2,907
  Incentive income                                         3,628     1,811      975       474      368
  Net investment income loss                               9,532     5,698   (2,780)    5,009    1,605
  Technology sector investment and incentive loss        (18,100)   (2,722)  (6,592)   (1,684)  (7,102)
Interest, dividends and other                              9,422     2,008    3,168     2,006    2,240
                                                        --------- ------------------ ------------------
     Total revenues                                      160,789    61,401   21,783    55,152   22,453
                                                        --------- ------------------ ------------------

Expenses
Compensation and benefits                                108,112    34,829   24,276    32,756   16,251
Business development & professional services              28,879     7,709    7,639     8,205    5,326
Clearing and brokerage fees                                7,087     1,981    1,786     1,588    1,732
Occupancy & equipment                                     10,852     2,468    3,001     2,883    2,500
Communications                                             5,832     1,612    1,555     1,498    1,167
Interest expense                                           1,083       346      322       334       81
Other operating expenses                                   9,415     2,249    2,853     2,778    1,535
Restructuring and software impairment charges              5,151     2,410    2,741         -        -
                                                        --------- --------- -------- --------- --------
     Total expenses                                      176,411    53,604   44,173    50,042   28,592
                                                        --------- --------- -------- --------- --------

Net income (loss) before taxes and extraordinary gain    (15,622)    7,797  (22,390)    5,110   (6,139)
                                                        --------- --------- -------- --------- --------

Income tax provision (benefit)                            (1,760)   (1,760)       -         -        -

Net income (loss) before extraordinary gain             $ (13,862) $ 9,557 $ (22,390) $ 5,110 $ (6,139)
                                                        ========= ======== ========= ======== =========

Extraordinary gain                                         1,148     1,148        -         -        -
Income tax provision on extraordinary gain                     -         -        -         -        -

Net income (loss)                                       $ (12,714)$ 10,705 $ (22,390) $ 5,110 $ (6,139)
                                                        ========= ======== ========= ======== =========

Net income (loss) before taxes and extraordinary gain
    as a percentage of revenue                             -9.7%     12.7%  -102.8%      9.3%   -27.3%

ROE (annualized)                                           -6.4%     23.9%   -47.9%      9.9%   -11.5%

Total shareholders' equity                              $ 185,311 $ 185,311 $173,667 $200,313  $211,001

Basic earnings (loss) per share                          $ (0.27)   $ 0.24  $ (0.49)   $ 0.10  $ (0.12)
Diluted earnings (loss) per share                        $ (0.27)   $ 0.24  $ (0.49)   $ 0.10  $ (0.12)

Ending shares outstanding (in thousands)                  45,605    45,605   45,514    46,100   49,391

Book value per share                                      $ 4.06    $ 4.06   $ 3.82    $ 4.35   $ 4.27

Assets under management (in millions)
Managed accounts                                        $  250.2  $  250.2 $  237.5  $  142.4  $ 126.1
Hedge & offshore funds                                     164.6     164.6    176.1     186.6    164.7
Mutual funds                                             1,004.0   1,004.0  1,008.3   1,153.1    148.5
Private equity & venture capital                           295.5     295.5    305.6     341.2    336.2
                                                        --------- -------- --------- -------- ---------
     Total                                              $1,714.3  $1,714.3 $1,727.5  $1,823.3  $ 775.5
                                                        ========= ======== ========= ======== =========

Gross assets under management (in millions)
Managed accounts                                       $ 1,371.4
Hedge & offshore funds                                     260.6
Mutual funds                                             1,005.8
Private equity funds                                        48.3
Technology sector funds                                     71.0
                                                        ---------
     Total                                             $ 2,757.1
                                                        =========

Net assets under management (in millions)
Managed accounts                                         $ 250.2
Hedge & offshore funds                                     153.4
Mutual funds                                             1,001.7
Private equity funds                                        47.6
Technology sector funds                                     64.9
                                                        ---------
     Total                                             $ 1,517.8
                                                        =========

Productive assets under management (in millions)
------------------------------------------------
Managed accounts                                       $ 1,371.4
Hedge & offshore funds                                     153.5
Mutual funds                                             1,001.7
Private equity funds                                        93.3
Technology sector funds                                    248.2
                                                        ---------
     Total                                             $ 2,868.1
                                                        =========

Employee count                                               433       433      502       488      400
                                                        ========= ================== ==================


Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, the high degree of risk associated with technology and other venture capital investments, available technologies, competition for business and personnel, and general economic, political and market conditions.

Proxy Information In connection with the proposed transactions, Friedman, Billings, Ramsey Group, Inc., FBR Asset Investment Corporation and Forest Merger Corporation have filed a preliminary joint proxy statement/prospectus with the Securities and Exchange Commission. In addition, FBR Group, FBR Asset and Forest Merger Corporation will prepare and file a definitive joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. Investors and security holders are urged to carefully read the definitive joint proxy statement/prospectus regarding the proposed transactions when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when it is available) and other documents containing information about FBR Group and FBR Asset, without charge, at the SEC's web site at http://www.sec.gov. Free copies of both companies' filings may be obtained by directing a request to 1001 Nineteenth Street North, Arlington, Virginia 22209,
Attention: Investor Relations.

Participants  in  Solicitation   FBR  Group,  FBR  Asset  and  their  respective
directors, executive officers and other members of their management and employees may be soliciting proxies from their respective stockholders in connection with the proposed merger. Information concerning FBR Group's participants in the solicitation is set forth in FBR Group's proxy statement for its annual meeting of stockholders, filed with the SEC on May 30, 2002. Information concerning FBR Asset's participants in the solicitation is set forth in FBR Asset's proxy statement for its annual meeting of stockholders, filed with the SEC on April 23, 2002. Additional information is set forth in the preliminary joint proxy statement/prospectus and will be set forth in the definitive preliminary joint proxy statement/prospectus when it is filed with the SEC.
--------------------------------------------------------------------------------

*Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall
Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-,5- and10-year (if applicable) Morningstar Rating metrics. The FBR Small Cap Financial Fund received 5 stars for the 3-and 5-years and was rated among 72 and 42 U.S. domiciled specialty financial funds. The FBR Financial Services received 4 stars for the 3- and 5-year period and was rated among 72 and 42 U.S. domiciled specialty financial funds. The FBR Small Cap Value Fund received 5 stars for the 3- and 5-year periods and was rated among 406 and 276 U.S. domiciled small growth funds. The FBR American Gas Index Fund received 5 stars for the 3-, 5-years and 4 stars for the 10-year periods and was rated among 83, 77 and 21 U.S. domiciled specialty utility funds respectively. (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
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